EXECUTION VERSION AMENDMENT NO. 4 TO CREDIT AGREEMENT This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of September 19, 2023 (this “Amendment”), is entered into among INTERNATIONAL FLAVORS & FRAGRANCES INC., INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V. and INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V. (collectively, the “Borrowers”), the Lenders signatory hereto and CITIBANK, N.A., as administrative agent (in such capacity, the “Agent”). WHEREAS, the Borrowers, the Lenders from time to time party thereto and the Agent have entered into that certain Third Amended and Restated Credit Agreement, dated as of July 28, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 4, 2022, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of March 23, 2023, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of March 23, 2023, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Borrowers, the Lenders party hereto (constituting the Required Lenders) and the Agent have agreed to amend the Credit Agreement as provided for herein. NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows: 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings given in the Credit Agreement. 2. Amendment. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto, in the appropriate alphabetical order: “Amendment No. 4” means that certain Amendment No. 4 to Credit Agreement, dated as of September 19, 2023, among the Borrowers, the Lenders signatory thereto and the Agent. “Amendment No. 4 Effective Date” means the Amendment Effective Date, as defined in Amendment No. 4. (b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Covenant Relief Period Termination Date” to read as follows: “Covenant Relief Period Termination Date” means the earlier of (a) March 31, 2026 and (b) the date on which the Agent receives a Covenant Relief Period Termination Notice from the Company. Exhibit 10.2 2 (c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Rate” to read as follows: “Applicable Margin” means: (a) during the period commencing on the Amendment No. 4 Effective Date until (but excluding) the Covenant Relief Period Termination Date, with respect to any Base Rate Advance or Term Benchmark Rate Advance, as the case may be, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below under the applicable caption: Public Debt Rating S&P/Moody’s Applicable Margin for Base Rate Advances Applicable Margin for Term Benchmark Rate Advances Level 1 A- / A3 or above 0.125% 1.125% Level 2 BBB+ / Baa1 0.250% 1.250% Level 3 BBB / Baa2 0.375% 1.375% Level 4 BBB- / Baa3 0.500% 1.500% Level 5 Lower than Level 4 0.750% 1.750% (b) otherwise, with respect to any Base Rate Advance or Term Benchmark Rate Advance, as the case may be, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below under the applicable caption: Public Debt Rating S&P/Moody’s Applicable Margin for Base Rate Advances Applicable Margin for Term Benchmark Rate Advances Level 1 A- / A3 or above 0.000% 1.000% Level 2 BBB+ / Baa1 0.125% 1.125% Level 3 BBB / Baa2 0.250% 1.250% Level 4 BBB- / Baa3 0.375% 1.375% Level 5 Lower than Level 4 0.625% 1.625% (d) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” to read as follows: 3 “Loan Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and any Note and each Designation Agreement. (e) Section 5.02(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (iv) other Liens securing Debt or other obligations in an aggregate principal amount at any time outstanding not to exceed (1) during the Covenant Relief Period, the greater of (x) $300,000,000 (or its equivalent in another currency or currencies) and (y) 3.65% of Consolidated Net Tangible Assets and (2) and any other time, the greater of (x) $500,000,000 (or its equivalent in another currency or currencies) and (y) 15% of Consolidated Net Tangible Assets; (f) Section 5.02 of the Credit Agreement is hereby amended by adding the following new clause (h) at the end thereof: (h) Dividends. During the Covenant Relief Period, the Company will not declare or pay any dividend or make any other distribution in cash with respect to any class or series of its capital stock or other equity interests; provided that, the Company may declare and pay a dividend in cash in respect of its common stock in an amount per share not to exceed $0.81 per fiscal quarter, for an aggregate amount of $3.24 per fiscal year. (g) Section 5.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: SECTION 5.03 Financial Covenant. So long as any Advance shall remain unpaid, or any Lender shall have any Commitment hereunder, the Company shall maintain a Leverage Ratio as of the end of any Relevant Period of not more than 3.50 to 1.00; provided, however, that notwithstanding the foregoing, during the Covenant Relief Period, the Company shall maintain a Leverage Ratio as of the end of each Relevant Period (solely to the extent such Relevant Period ended prior to the Covenant Relief Period Termination Date) of not more than: (i) 5.25 to 1.00 until and including the end of the fiscal quarter ending on March 31, 2024, (ii) 4.75 to 1.00 until and including the end of the fiscal quarter ending on June 30, 2024, (iii) 4.50 to 1.00 until and including the end of the fiscal quarter ending on September 30, 2024, (iv) 4.25 to 1.00 until and including the end of the fiscal quarter ending on March 31, 2025, (v) 4.00 to 1.00 until and including the end of the fiscal quarter ending on September 30, 2025, and (vi) 3.75 to 1.00 until and including the end of the fiscal quarter ending on December 31, 2025; provided further that, commencing after the earlier of the (x) the Covenant Relief Period Termination Date and (y) the end of the fiscal quarter ending on December 31, 2025, if the Company or any of its Subsidiaries consummates an acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, for which it paid at least $500,000,000 in consideration (a “Qualifying Acquisition”), the maximum Leverage Ratio shall step up to no greater than 3.75 to 1.00 until and including the end of the third full fiscal quarter following the date of consummation of such Qualifying Acquisition and then shall be reduced to 3.50 to 1.00 thereafter. 4 3. Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”): (a) The Agent shall have received from each Borrower and from Consenting Lenders (as defined below) constituting Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original). (b) The Agent shall have received a certificate, dated the Amendment Effective Date and signed by a duly authorized officer of the Company, confirming (i) the representations and warranties set forth in this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date and (ii) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default. (c) The Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 5:00 P.M. (New York time) on September 18, 2023 (each such Lender, a “Consenting Lender”), a consent fee, in an amount equal to 0.10% of the amount of the aggregate Commitments under the Credit Agreement held by such Consenting Lender on the date hereof, which consent fee shall be earned, due and payable on the Amendment Effective Date. (d) The Agent shall have received all expenses due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced two (2) Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of‑pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement. 4. Representations and Warranties. Each Borrower severally, and not jointly with the other Borrowers, represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by such Borrower in Section 4.01 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects, and (b) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default. 5. Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, amended and restated, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any

5 exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment. 6. Miscellaneous. The provisions of Sections 9.02 (Notices, Etc.); 9.03 (No Waiver; Remedies); 9.04 (Costs and Expenses) (except clauses (c) and (d) thereof); 9.08 (Confidentiality); 9.10 (Governing Law; Jurisdiction; Etc.); 9.11 (Execution in Counterparts); 9.14 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions); and 9.19 (Waiver of Jury Trial) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[Signature Page to RCF Amendment No. 4] MORGAN STANLEY BANK, N.A., as a Lender By: Name: Jack Kuhns Title: Authorized Signatory DocuSign Envelope ID: 57FFB81A-81DD-4DBD-86CD-0C1A26C142FE [Signature Page to RCF Amendment No. 4] MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: Name: Jack Kuhns Title: Vice President DocuSign Envelope ID: 57FFB81A-81DD-4DBD-86CD-0C1A26C142FE

[Signature Page to RCF Amendment No. 4] BNP Paribas as a Lender By: Name: Claudia Zarate Title: Managing Director By: Name: David Foster Title: Director [Signature Page to RCF Amendment No. 4] JPMORGAN CHASE BANK, N.A. as a Lender By: Name: James Shender Title: Executive Director

[Signature Page to RCF Amendment No. 4] ING Bank N.V., Dublin Branch as a Lender By: Name: Sean Hassett Title: Director By: Name: Cormac Langford Title: Director [Signature Page to RCF Amendment No. 4] MIZUHO BANK, LTD. as a Lender By: Name: Donna DeMagistris Title: Executive Director [Signature Page to RCF Amendment No. 4] MUFG Bank, Ltd. as a Lender By: Name: Jorge Georgalos Title: Authorized Signatory

[Signature Page to RCF Amendment No. 4] Sumitomo Mitsui Banking Corporation as a Lender By: Name: Jun Ashely Title: Director

[Signature Page to RCF Amendment No. 4] Standard Chartered Bank as a Lender By: Name: Kristopher Tracy Title: Director, Financing Solutions